LEGAL_1:82527564.5 CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REIGSTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED. This FIRST AMENDING AGREEMENT is made as of November 6, 2023 (this “First Amending Agreement”) among CURO Canada Receivables II Limited Partnership, as the borrower (the “Borrower”); the Lenders party hereto and Midtown Madison Management LLC, as administrative agent (the “Administrative Agent”). WHEREAS the Borrower, the Lenders party thereto and the Administrative Agent entered into a credit agreement dated as of May 12, 2023 (as amended, replaced or supplemented from time to time, the “Credit Agreement”). WHEREAS pursuant to Section 2.07 of the Credit Agreement, the Borrower has requested an increase to the Commitments to a maximum principal amount of $150,000,000, by obtaining additional Commitments from the Lenders party hereto in an aggregate amount of $40,000,000 (the “Accordion Increase”). WHEREAS in connection with the Accordion Increase and pursuant to Section 2.07(b) of the Credit Agreement, the parties hereto wish to (i) amend the Credit Agreement, as provided in Section 2 hereof, and (ii) provide for the confirmations in Section 5 hereof; NOW THEREFORE in consideration of the premises, the mutual covenants contained herein and for other consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed that: 1. INTERPRETATION 1.1 First Amending Agreement This First Amending Agreement is supplemental to the Credit Agreement and shall form part thereof and shall have the same effect as though incorporated in the Credit Agreement. All provisions of the Credit Agreement, except only insofar as may be inconsistent with the express provisions of this First Amending Agreement, shall apply to and have effect in connection with this First Amending Agreement. 1.2 Definitions Unless otherwise defined or unless there is something in the subject matter or the context inconsistent herewith, the capitalised words used in this First Amending Agreement shall have the respective meaning ascribed thereto in the Credit Agreement.

- 2 - 1.3 Headings The division of this First Amending Agreement into Articles, Sections, subsections, paragraphs and subparagraphs and the insertion of titles are for convenience of reference only and do not affect the meaning or the interpretation of this First Amending Agreement. 1.4 Preamble The preamble of this First Amending Agreement shall form an integral part hereof as if at length recited herein. 1.5 References to this Agreement The expressions “hereto” or “hereunder” or “hereof” or “herein” or “this Agreement” or “this First Amending Agreement” refer to this First Amending Agreement. 2. AMENDMENTS TO THE CREDIT AGREEMENT 2.1 The Commitment Schedule is hereby deleted in its entirety and replaced with the commitment schedule attached to this First Amending Agreement as Schedule I. 2.2 The definition of Maximum Principal Amount in Section 1.01 of the Credit Agreement is deleted and replaced in its entirety with the following: “Maximum Principal Amount” means one hundred and fifty million dollars ($150,000,000), provided that such amount may be increased in an amount as agreed by and in accordance with SECTION 2.07 up to a maximum of four hundred and fifty million dollars ($450,000,000). 2.3 The following defined terms are added to Section 1.01 of the Credit Agreement in their applicable alphabetical order: “First Heritage Credit Agreement” means that certain Credit Agreement, dated as of July 13, 2022, by and among First Heritage Financing I, LLC, a Delaware limited liability company, as borrower, First Heritage Credit, LLC, a Mississippi limited liability company, as servicer, the subservicers party thereto, Wilmington Trust, National Association, as “Borrower Loan Trustee” thereunder, Computershare Trust Company, National Association (acting through its Computershare Corporate Trust division), as collateral agent, as paying agent and as image file custodian, Systems & Services Technologies, Inc., as “Backup Servicer” thereunder, Atlas Securitized Products Holdings, L.P., as structuring and syndication agent and as administrative agent, and the lenders party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time. “First Heritage Event of Default” means an “Event of Default” as such term is defined in the First Heritage Credit Agreement.

- 3 - “Heights I Credit Agreement” means that certain Credit Agreement, dated as of July 15, 2022, by and among Heights Financing I, LLC, a Delaware limited liability company, as borrower, SouthernCo, Inc., a Delaware corporation, as “Servicer” thereunder, the subservicers party thereto, the lenders from time to time parties thereto, the agents for the lender groups from time to time parties thereto, Atlas Securitized Products Holdings, L.P., as administrative agent for the lenders thereunder, and as structuring and syndication agent, Computershare Trust Company, National Association, as paying agent, as image file custodian and as collateral agent, Systems & Services Technologies, Inc., as “Backup Servicer” thereunder, and Wilmington Trust, National Association, as “Borrower Loan Trustee” thereunder, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Heights I Event of Default” means an “Event of Default” as such term is defined in the Heights I Credit Agreement. 2.4 Section 6.01 of the Credit Agreement is amended to delete “or” at the end of Section 6.01(w), replace “,” with “; or” at the end of Section 6.01(x) and add the following new Section 6.01(y) after Section 6.01(x): “(y) the occurrence of any First Heritage Event of Default or Heights I Event of Default; provided, that any Event of Default under this Section 6.01(y) shall cease to be continuing and deemed to not have occurred when the underlying First Heritage Event of Default or Heights I Event of Default has been cured or waived, in each case, in writing, in accordance with the terms of the First Heritage Credit Agreement or Heights I Credit Agreement, as applicable,” 3. EFFECT OF AMENDMENTS TO THE CREDIT AGREEMENT 3.1 Each Lender increasing its Commitment pursuant to this First Amending Agreement (i) shall, on the Amendment Effective Date (as defined below), make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Loans, and (ii) acknowledges and agrees that the Administrative Agent shall be entitled to make such other adjustments among the Lenders with respect to the Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable

- 4 - with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation. 3.2 The Borrower shall be deemed to have repaid and reborrowed all outstanding Loans as of the Amendment Effective Date (such repayment, the “Deemed Repayment”). 4. CONDITIONS PRECEDENT This First Amending Agreement shall become effective on the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied or waived in the sole discretion of the Administrative Agent and the Lenders party hereto: 4.1 The Administrative Agent shall have received a fully executed copy of (i) this First Amending Agreement and (ii) an amended and restated back-up servicing and verification agency agreement among the Borrower, the Administrative Agent, CURO Canada Corp. Lenddirect Corp. and SST Office Services Inc, as back-up servicer and verification agent, in form and substance satisfactory to the Administrative Agent. 4.2 The Administrative Agent shall have received: 4.2.1 a certificate signed by the Borrower’s authorized officer (A) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Accordion Increase, and (B) certifying that, before and after giving effect to the Accordion Increase, (i) the representations and warranties contained in Article 3 of the Credit Agreement and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) no Default exists; and 4.2.2 legal opinion of Blake, Cassels & Graydon LLP, as Canadian counsel to the Borrower Parties party hereto, consistent with those delivered on the Effective Date, to the extent requested by the Administrative Agent. 4.3 The Administrative Agent shall have received payment of an Original Issue Discount Amount in the amount of $[* * *]; provided that, notwithstanding Section 2.09(c) of the Credit Agreement, such payment shall be in full satisfaction of the

- 5 - Original Issue Discount Amount otherwise payable with respect to the Accordion Increase pursuant to Section 2.09(c) of the Credit Agreement. 4.4 The Administrative Agent shall have received payment of all accrued interest on the Deemed Repayment. 4.5 The Borrower shall have paid all fees and expenses of counsel to the Administrative Agent in connection with this First Amending Agreement. 5. CONFIRMATION OF LOAN DOCUMENTS Each Borrower Party party hereto agrees, acknowledges and confirms that (a) each of the Loan Documents to which it is a party shall remain in full force and effect and shall constitute security for all extensions of credit pursuant to the Credit Agreement as amended hereby (including, greater certainty, after giving effect to the Accordion Increase) and (b) any reference to the Credit Agreement appearing in any such Loan Document shall on and after the Amendment Effective Date be deemed to refer to the Credit Agreement as amended hereby. 6. MISCELLANEOUS 6.1 This First Amending Agreement shall be construed in connection with and as part of the Credit Agreement, and except as modified by this First Amending Agreement, all terms of the Credit Agreement shall be and remain in full force and effect. 6.2 This First Amending Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amending Agreement by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amending Agreement. 6.3 This First Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. [SIGNATURE PAGES FOLLOW]

[Signature page to First Amending Agreement] IN WITNESS WHEREOF, the parties hereto have caused this First Amending Agreement to be duly executed by their respective authorized officers as of the date and year first above written. Administrative Agent: MIDTOWN MADISON MANAGEMENT LLC, as the Administrative Agent By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory

[Signature page to First Amending Agreement] Credit Parties: CURO CANADA RECEIVABLES II LIMITED PARTNERSHIP, by its general partner, CURO CANADA RECEIVABLES II GP INC. By: /s/ Gary Fulk Name: Gary Fulk Title: Director CURO CANADA RECEIVABLES II GP INC. By: /s/ Gary Fulk Name: Gary Fulk Title: Director The other Borrower Parties, for purposes of Section 5 of this First Amending Agreement only: LENDDIRECT CORP. By: /s/ Gary Fulk Name: Gary Fulk Title: President CURO CANADA CORP. By: /s/ Gary Fulk Name: Gary Fulk Title: President

[Signature page to First Amending Agreement] CURO GROUP HOLDINGS CORP. By: /s/ Rebecca Fox Name: Rebecca Fox Title: Secretary

[Signature page to First Amending Agreement] Lenders: ACM AIF EVERGREEN P3 DAC SUBCO LP By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory ATALAYA ASSET INCOME FUND PARALLEL 345 LP By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory ACM A4 P2 DAC SUBCO LP By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory ACM ALAMOSA I LP By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory

[Signature page to First Amending Agreement] ACM ALAMOSA I-A LP By: /s/ David Aidi Name: David Aidi Title: Authorized Signatory